SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D)

OF THE SECURITIES EXCHANGE ACT OF 1934

DATE OF REPORT

FEBRUARY 12, 2004

COMMISSION FILE NUMBER: 0-23256

JAMESON INNS, INC.

Georgia	58-2079583
(State or other Jurisdiction of Incorporated or Organization)	(IRS employer identification no.)

8 Perimeter Center East Suite 8050 Atlanta, GA 30346	770-481-0305
(Address of Principal Executive Offices) (Zip Code)	(Registrant’s Telephone Number Including area code)

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

(c)	Exhibits

99.1	Press Release Announcing January 2004 Hotel Statistics

ITEM 9. REGULATION FD DISCLOSURE

On February 12, 2004, Jameson Inns, Inc. issued a press release announcing January 2004 hotel statistics. A copy of the press release is furnished as an exhibit to this report.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereto duly authorized.

JAMESON INNS, INC.
Dated as of February 12, 2004
By: Craig R. Kitchin

/ s / Craig R. Kitchin

Its: President & Chief Financial Officer